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                                                                    Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement (No. 333-80213) of General Dynamics Corporation of our reports dated February 1, 1999 (March 1, 1999 as to Note 16), appearing in and incorporated by reference in the Annual Report on Form 10-K of Gulfstream Aerospace Corporation for the year ended December 31, 1998.

                                        DELOITTE & TOUCHE LLP

Atlanta, Georgia
July 26, 1999





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